UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 19, 2009

First Busey Corporation

(Exact name of registrant as specified in its charter)

Nevada	0-15959	37-1078406
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 W. Main St.
Urbana, Illinois  61801
(Address of principal executive offices) (Zip code)

(217) 365-4516
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 19, 2009, the Registrant made available the presentation slides attached hereto as exhibit 99.1 from its 2009 Annual Meeting of Shareholders.

Item 9.01 Financial Statements and Exhibits.

(d)         Exhibits

99.1 Presentation slides from First Busey Corporation’s 2009 Annual Meeting of Shareholders held on May 19, 2009.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2009	FIRST BUSEY CORPORATION

	By:	/s/ Barbara J. Harrington
	Name:	Barbara J. Harrington
	Title:	Chief Financial Officer